UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 19, 2013

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Underwriting Agreement; Completion of Public Offering of 8.50 % Convertible Senior Notes due 2017 and Repurchase of a Portion of 6.50% Convertible Senior Notes due 2015

On September 19, 2013, BPZ Resources, Inc. (“the Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. (“the Underwriter”) relating to the public offering of $125,000,000 aggregate principal amount of 8.50% Convertible Senior Notes due 2017 (the “Firm Notes”) and, at the option of the Underwriter, up to an additional $18.8 million aggregate principal amount of such 8.50% Convertible Senior Notes due 2017 (the “Additional Notes” and, together with the Firm Notes, the “Notes”). The Notes will mature on October 1, 2017. The Company granted the Underwriter a 30-day option to purchase the Additional Notes. In addition, the International Finance Corporation (“IFC”) holds the right to participate in the offering for up to 45 days after being notified of the terms of the offering, which, if exercised, would increase the size of the offering.

The Underwriting Agreement provides that the obligations of the Underwriter to purchase the Notes are subject to approval of certain legal matters by counsel of the Underwriter and other customary conditions. The Underwriter is obligated to purchase all of the Notes if they purchase any of the Notes. The Underwriting Agreement contains customary representations, warranties and agreements and conditions to closing. Additionally, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make because of any such liabilities.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

On September 24, 2013, the Company completed the public offer and sale of the Firm Notes. The net proceeds to the Company from the sale of the Firm Notes are approximately $107.8 million (or approximately $124.1 million if the Underwriter exercises its option to purchase Additional Notes), after deducting the underwriting fees and all estimated offering expenses. The Company used the net proceeds to repurchase and retire approximately $85.0 million of aggregate principal amount of its outstanding $170.9 million principal amount of 6.50% Convertible Senior Notes due 2015. The Company intends to use the remaining proceeds for general corporate purposes, including to fund its exploration and production efforts or other projects or to reduce or refinance its outstanding debt or other corporate obligations.

The offering of the Notes was registered pursuant to a registration statement on Form S-3 (File No. 333-170999) (such Registration Statement, as amended or supplemented, is hereinafter referred to as the “Registration Statement”), a preliminary prospectus supplement dated September 18, 2013 (the “Preliminary Prospectus Supplement”), and a final prospectus supplement dated September 20, 2013 (the “Final Prospectus Supplement”), each filed with the Securities and Exchange Commission (“SEC”) by the Company pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”).

In connection with this offering, the legal opinion as to the legality of the Notes sold is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indenture

The Company issued the Notes under an indenture dated as of September 24, 2013 (the “Indenture”) between the Company and Wells Fargo, National Association, as trustee (the “Trustee”). The terms of the Indenture and the Notes issued pursuant to the Indenture are described in the sections of the Preliminary Prospectus Supplement and Final Prospectus Supplement relating to the Notes entitled “Description of Notes,” which is incorporated herein by reference.

The Notes bear interest at a rate of 8.50% per annum, payable semi-annually, in arrears, on April 1 and October 1 of each year, commencing on April 1, 2014. The Notes will mature on October 1, 2017, unless earlier converted or repurchased by the Company. The Notes will be convertible by holders under certain circumstances and during certain periods into shares of the Company’s common stock at an initial conversion rate of 249.5866 shares of common stock per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $4.01 per share of common stock, subject to adjustment. Upon conversion, holders will receive, at the Company’s discretion, cash, shares of the Company’s stock, or a combination thereof.

The Notes are general unsecured senior obligations and will be subordinated to all of the Company’s existing and future secured debt to the extent of the assets securing that secured debt and pari passu with all of the Company’s existing and future senior debt. In addition, the Notes will be effectively subordinated to all of the liabilities of the Company’s subsidiaries.

Holders may require the Company to repurchase all or a portion of their Notes upon a fundamental change at a repurchase price of cash equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest to, but excluding, the fundamental change repurchase date. The Company may not redeem the Notes prior to the maturity thereof.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee, upon notice to the Company, or the holders of not less than 25% in the aggregate principal amount of the Notes then outstanding, by notice to the Company and the Trustee, may, and the Trustee at the request of such holders shall, declare the entire principal amount of all of the Notes, and the interest accrued on such Notes, including additional interest or premium, if any, to be immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization involving the Company or a significant subsidiary, 100% of the principal, premium, if any, and accrued and unpaid interest on the Notes will automatically become due and payable.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of Note, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and are hereby incorporated by reference.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 in this Current Report with respect to the Notes and the Indenture is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 7.01    Regulation FD Disclosure.

On September 19, 2013, the Company issued a press release announcing the pricing of the offering described in Item 1.01 above, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. On September 24, 2013, the Company issued a press release announcing the closing of the transactions described in Item 1.01 above, a copy of which is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Company specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 19, 2013, by and between BPZ Resources, Inc. and Raymond James & Associates, Inc.

Exhibit 4.1	Indenture, dated as of September 24, 2013, by and between BPZ Resources, Inc. and Wells Fargo, National Association, as Trustee.

Exhibit 4.2	Form of 8.50% Convertible Senior Note due 2017 (form included in the Indenture being filed herewith as Exhibit 4.1).

Exhibit 5.1	Opinion of Seyfarth Shaw LLP.

Exhibit 23.1	Consent of Seyfarth Shaw LLP (included in Exhibit 5.1).

Exhibit 99.1	BPZ Resources, Inc.’s Press Release, dated September 19, 2013.

Exhibit 99.2	BPZ Resources, Inc.’s Press Release, dated September 24, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: September 25, 2013	By:	/s/ Richard S. Menniti
	Name:	Richard S. Menniti
	Title:	Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 19, 2013, by and between BPZ Resources, Inc. and Raymond James & Associates, Inc.

Exhibit 4.1	Indenture, dated as of September 24, 2013, by and between BPZ Resources, Inc. and Wells Fargo, National Association, as Trustee

Exhibit 4.2	Form of 8.50% Convertible Note due 2017 (form included in the Indenture being filed herewith as Exhibit 4.1)

Exhibit 5.1	Opinion of Seyfarth Shaw LLP

Exhibit 23.1	Consent of Seyfarth Shaw LLP (included in Exhibit 5.1)

Exhibit 99.1	BPZ Resources, Inc.’s Press Release, dated September 19, 2013.

Exhibit 99.2	BPZ Resources, Inc.’s Press Release, dated September 24, 2013.

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